Exhibit 99.2

KAISER GROUP HOLDINGS, INC.

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

ADOPTED DECEMBER 10, 2003

I.              Audit Committee Purpose and Responsibilities

The purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information provided to stockholders and others, reviewing with management and the independent auditors the systems of internal control that management has established for finance, accounting and legal compliance, selecting and reviewing the performance of the independent auditors, and overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements.

The Audit Committee will meet its oversight responsibilities by carrying out the enumerated responsibilities listed below in Section III.  The Audit Committee shall be given full and direct access to the Company’s Board Chairman, management and independent auditors as necessary to carry out its responsibilities.  To the extent the Company has an internal audit function, it shall report to the Audit Committee as well as management, and the Audit Committee shall have the right to direct the internal audit function, if any, to perform such tasks as the Audit Committee may deem necessary or appropriate and to report directly to the Audit Committee in respect of such tasks. The Audit Committee shall have the authority to retain, at the Company’s expense, special legal, accounting or other consultants or experts the Audit Committee deems necessary or advisable in the performance of its duties.

The Audit Committee’s function is one of oversight only; both management and the independent auditors have more time and more knowledge of, and detailed information concerning, the Company than do Audit Committee members.  Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. The existence and functioning of the Audit Committee do not relieve the Company’s management from its responsibility for preparing financial statements that accurately and fairly present the Company’s financial results and condition, or the independent auditors from their responsibilities relating to the audit or review of financial statements.

II.            Audit Committee Composition and Meetings

The Audit Committee shall be comprised of two or more directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”).

Audit Committee members shall be appointed by the Board, and may be removed by the Board at any time.  All members of the Audit Committee should be able to read and understand financial statements, including a balance sheet, income statement and cash flow statement.

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  As part of its effort to foster communication, the Audit Committee should meet privately in executive session at least annually with each of management and the independent auditors to discuss any matters the Audit Committee or either of these groups believe should be discussed privately.  In addition, the Audit Committee should communicate with management and the independent auditors quarterly to review the Company’s financial statements and significant findings based upon the auditors limited review procedures. If an Audit Committee Chair is not designated or present, a majority of the members of the Audit Committee may designate a Chair.

III.           Audit Committee Responsibilities and Duties

A.            Review Procedures

1.             Review and reassess the adequacy of this Charter at least annually.  Submit the Charter to the Board for approval and have the document published at least every three years in accordance with SEC regulations.

2.             Review the Company’s annual audited financial statements, related disclosures, and annual reports, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operation” portion of the Company’s Annual Report on Form 10-K, prior to filing or distribution.  Review should include discussion with management and the independent auditors of significant issues regarding accounting principles, practices, and judgments, including those matters required to be discussed under Statement on Auditing Standards No. 61 (“SAS No. 61”).

3.             Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and the Company’s quarterly financial statements and reports on Form 10-Q prior to filing or distribution, including any certification, report, or opinion therein.  Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS No. 61.  The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4.             Consider and approve, if appropriate, major changes to the Company’s financial reporting processes and controls.  Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures.  Review significant findings prepared by the independent auditors together with management’s responses.

B.            Control Processes

5.             Consider and approve, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors or management.

6.             Review the disclosures made by the Company’s Chief Executive Officer and Chief Financial Officer regarding compliance with their certification requirements under the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, including the Company’s internal controls for financial reporting and disclosure controls and procedures.

7.             Following completion of the annual audit, review separately with the independent auditors any significant disagreements between management and the independent auditors or difficulties encountered in connection with the course of the audit.

8.             Make and approve recommendations to change or improve the financial and accounting practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles and evaluate the implementation of such changes or improvements.

C.            Independent Auditors

9.             The independent auditors are ultimately accountable to the Audit Committee and the Board.  The Audit Committee shall review the independence and performance of the auditors and shall have the sole authority to retain the independent auditors or terminate the auditors when circumstances warrant, including the sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors.  More specifically, the Audit Committee must pre-approve all non-audit services to be provided by the independent auditors in accordance with the attached Statement of Policy on the Pre-Approval of Engagements for Non-Audit Services.

10.           On an annual basis, the Audit Committee shall obtain a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company and shall review discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.  The Audit Committee is responsible for determining the independence of the auditors.

11.           Review the independent auditors’ audit plan:  discuss scope, staffing, locations, reliance upon management, and general audit approach.

12.           Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors.  Discuss certain matters required to be communicated to audit committees in accordance with SAS No. 61.

13.           Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

14.           Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

D.            Legal Compliance

15.           On at least an annual basis, review with the Company’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

E.             Other Audit Committee Responsibilities

16.           Annually prepare a report to stockholders as required by the SEC that discloses whether the Audit Committee has reviewed the financial statements with management and discussed SAS No. 61 and Independence Standards Board Standard No. 1 with the independent accountants, and if the Audit Committee has recommended to the Board that the audited financial statements be included in the Form 10-K. The report should be included in the Company’s annual proxy statement.

17.           Oversee the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Corporate Code of Conduct.

18.           Engage such independent professional advisors and counsel as the Audit Committee determines are necessary or appropriate, with due regard to cost, to carry out its functions as set forth in this Charter.  The Company shall provide appropriate funding for the payment of such services.

19.           Approve all related party transactions, as defined by relevant NASDAQ rules, to which the Company is a party.

20.           Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, disclosure procedures or auditing matters and (b) the confidential, anonymous submission by employees, officers or directors of concerns regarding questionable accounting or auditing matters.

21.           Perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate, including but not limited to the Company’s legal and regulatory compliance.

22.           Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

KAISER GROUP HOLDINGS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

STATEMENT OF POLICY ON THE

PRE-APPROVAL OF ENGAGEMENTS FOR NON-AUDIT SERVICES

The Sarbanes-Oxley Act of 2002 (the “Act”) vests the Audit Committee of the Board of Directors (the “Board”) with the responsibility to appoint and to oversee the work of the independent auditors of the Company.  Under the Act and under rules (the “SEC Rules”) the Securities and Exchange Commission (the “SEC”) has issued pursuant to the Act, that responsibility includes in particular the requirement that the Audit Committee review and pre-approve all audit and non-audit services performed by the independent auditors.  In exercising that responsibility with respect to proposed engagements for non-audit services, it is the policy of the Audit Committee to give paramount consideration to the question of whether the engagement of the independent auditors to perform those services is likely to create a risk that independence of the independent auditors may be compromised.  To that end, the Audit Committee will endeavor to exercise its discretion in a manner that will avoid or minimize the risk of compromising the independence of the independent auditors.

In making this determination, the Committee is mindful of the guidance provided by the SEC:  “The Commission’s principles of independence with respect to services provided by auditors are largely predicated on three basic principles, violations of which would impair the auditor’s independence:  (1) an auditor cannot function in the role of management, (2) an auditor cannot audit his or her own work, and (3) an auditor cannot serve in an advocacy role for his or her client.”  Thus, in evaluating whether a proposed engagement presents a material risk of compromising the independence of the independent auditors, the factors the Audit Committee will typically consider will include whether the service in question is likely to cause the independent auditors to function in a management role, to be put in the position of auditing its own work, or to serve in an advocacy role for the Company.  In addition, the Audit Committee believes that the risk of such compromise may increase in direct proportion to the volume of non-audit services performed by the independent auditors.  Accordingly, it is the policy of the Audit Committee that, in the absence of very strong countervailing considerations, the total amount of fees payable to the independent auditors on account of non-audit services with respect to any fiscal year should not exceed the total amount of audit fees plus audit-related fees (as both such terms are used in the SEC Rules) plus tax-compliance/return-preparation services payable to the independent auditors with respect to such year.  Solely for purposes of the preceding sentence, amounts payable with respect to audit-related services and tax-compliance/return-preparation services will not be considered fees payable on account of non-audit services.  This policy is adopted with the intent to maintain Audit Committee flexibility in circumstances under which the proposed engagement is likely to provide the Company with benefits that substantially outweigh the risk to independence.

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In order to assist the Audit Committee in applying this policy, any officer or other employee of the Company who proposes to engage the independent auditors to perform non-audit services will be expected to submit such a proposal in writing to the Audit Committee accompanied by the following supporting materials:

1.             A description of the services proposed to be provided by the independent auditors.

2.             A description of the extent, if any, to which the non-audit services in question are likely to cause the independent auditors to function in the role of management, to recommend actions by the Company that the independent auditors may be called upon to review in its role as the Company’s independent auditors, or to serve as an advocate for the Company.

3.             A description of the qualifications of the independent auditors that demonstrate its capability to perform the non-audit services in question.

4.             The name or names of service providers who were considered as alternatives to the independent auditors to perform the services in question, and a description of the qualifications of each such alternative service provider relating to its capability to perform the services in question.

5.             A detailed explanation of the benefits that the Company is expected to enjoy as a result of engaging the independent auditors, rather than an alternative service-provider, to perform the non-audit service in question.

6.             An estimate of the amount of fees that the independent auditors is likely to be paid for performance of the non-audit services in question.

The Audit Committee will typically be inclined to approve requests to engage the independent auditors to provide those types of non-audit services that are closely related to the audit services performed by the independent auditors, such as audit-related services, tax-compliance/return-preparation services, and “due diligence” services relating to transactions that the Company may be considering from time to time.  Because such non-audit services bear a close relationship to the audit services provided by the independent auditors, the Audit Committee believes that they will not ordinarily present a material risk of compromising the independence of the independent auditors, subject to the Audit Committee’s policy concerning the total amount payable to the independent auditors for non-audit services with respect to any fiscal year.

Between meetings of the Audit Committee, the Chairman of the Audit Committee is authorized to review and, where consistent with this policy, to pre-approve non-audit services proposed to be performed by the independent auditors that are budgeted for fees of $25,000 or less.  The Chairman shall report any pre-approval decisions to the Audit Committee as soon as practicable and in any event at its next scheduled meeting.

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